Execution copy

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of August 6, 2015 (the “Effective Date”) by and among BLACK HILLS CORPORATION, a South Dakota corporation (the “Borrower”), the financial institutions listed on the signature pages hereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of April 13, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Banks party thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

WHEREAS, the Borrower has requested that the Banks and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks and the Administrative Agent hereby agree as follows.
ARTICLE I - AMENDMENT
Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
1.1    Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:
“SourceGas Acquisition” means the transactions contemplated in that certain Purchase and Sale Agreement, dated as of July 12, 2015, as amended from time to time (the “Acquisition Agreement”), among Alinda Gas Delaware LLC, Alinda Infrastructure Fund I, L.P., Aircraft Services Corporation, and Black Hills Utility Holdings, Inc., a Subsidiary of the Borrower; provided that the SourceGas Acquisition shall have been consummated on or prior to July 12, 2016 or such later date prior to October 12, 2016 as shall be determined in accordance with Section 7.1(e)(ii) of the Acquisition Agreement as in effect on August 6, 2015.

“SourceGas Acquisition Debt Financing” means Indebtedness outstanding from time to time in an aggregate principal amount not to exceed $1,890,000,000 that is (i) assumed by the Borrower or any of its Subsidiaries in connection with the SourceGas Acquisition, (ii) incurred by the Borrower or any of its Subsidiaries to pay all or a portion of the cash consideration for the SourceGas Acquisition and to pay the fees and expenses incurred in connection with the SourceGas Acquisition, the SourceGas Acquisition Debt Financing and the other transactions contemplated in connection therewith or (iii) incurred by the Borrower or any of its Subsidiaries to refinance, extend, modify or replace any Indebtedness described in clause (i) or (ii) above (provided that, after giving effect thereto, the aggregate principal amount of all SourceGas Acquisition Debt Financing does not exceed $1,890,000,000).

1.2    Section 7.15(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)    if the Borrower consummates the SourceGas Acquisition, the following Indebtedness of SourceGas Holdings LLC, SourceGas LLC or any of their respective affiliates acquired in connection with the SourceGas Acquisition: (i) up to $95,000,000 principal amount of 3.98% Senior Secured Notes, Series A, due September 29, 2019 of SourceGas Holdings LLC, (ii) up to $325,000,000 principal amount of 5.90% Senior Notes due 2017 of SourceGas LLC, and (iii) up to $300,000,000 of secured or unsecured Indebtedness incurred after the date hereof and prior to the consummation of the SourceGas Acquisition;

1.3    Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.17 Recourse Leverage Ratio. The Borrower will not permit the Recourse Leverage Ratio to exceed 0.65 to 1.00 at the end of any fiscal quarter; provided that, if the Borrower consummates the SourceGas Acquisition, solely for the first four fiscal quarters immediately following the SourceGas Acquisition (inclusive of the fiscal quarter in which the SourceGas Acquisition occurs), the maximum Recourse Leverage Ratio permitted under this Section 7.17 shall be increased to (i) 0.70 to 1.00 as at the end of any fiscal quarter during such four fiscal quarter period that the aggregate outstanding principal amount of the SourceGas Acquisition Debt Financing (after giving effect to any prepayments thereof) as of the end of such fiscal quarter is equal to or greater than $1,250,000,000 and less than $1,460,000,000 or (ii) 0.75 to 1.00 as at the end of any fiscal quarter during such four fiscal quarter period that the aggregate outstanding principal amount of the SourceGas Acquisition Debt Financing (after giving effect to any prepayments thereof) as of the end of such fiscal quarter is equal to or greater than $1,460,000,000.

1.4    Line F6 of the form of Compliance Certificate attached as Exhibit B to the Credit Agreement is hereby amended as follows:

6. Recourse Leverage Ratio	____:1.00
(ratio of (A) Line F3 to (B) Line F5 not to exceed 0.65 to 1.00 at the end of any fiscal quarter; provided that, if the Borrower consummates the SourceGas Acquisition, solely for the first four fiscal quarters immediately following the SourceGas Acquisition (inclusive of the fiscal quarter in which the SourceGas Acquisition occurs), the maximum Recourse Leverage Ratio permitted under this Section 7.17 shall be increased to (i) 0.70 to 1.00 as at the end of any fiscal quarter during such four fiscal quarter period that the aggregate outstanding principal amount of the SourceGas Acquisition Debt Financing (after giving effect to any prepayments thereof) as of the end of such fiscal quarter is equal to or greater than $1,250,000,000 and less than $1,460,000,000 or (ii) 0.75 to 1.00 as at the end of any fiscal quarter during such four fiscal quarter period that the aggregate outstanding principal amount of the SourceGas Acquisition Debt Financing (after giving effect to any prepayments thereof) as of the end of such fiscal quarter is equal to or greater than $1,460,000,000

1.5    Schedule 5.2 to the Credit Agreement is hereby deleted and replaced in its entirety with the Schedule 5.2 to the Credit Agreement attached as Exhibit A to this Amendment.
1.6    Schedule 7.14 to the Credit Agreement is hereby deleted and replaced in its entirety with the Schedule 7.14 to the Credit Agreement attached as Exhibit B to this Amendment.
ARTICLE II- REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:
2.1    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.
2.2    As of the date hereof and after giving effect to the terms of this Amendment, (i) the Borrower shall be in full compliance with all of the terms and conditions of the Amended Credit Agreement, and no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (unless such representation or warranty is already qualified with respect to materiality, in which case it shall be and remain true and correct in all respects) as of the date hereof, except that if any such representation or warranty relates solely to an earlier date it need only remain true in all material respects (unless such representation or warranty is already qualified with respect to materiality, in which case it shall be and remain true and correct in all respects) as of such date.
ARTICLE III- CONDITIONS PRECEDENT
This Amendment shall become effective on the Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1    The Administrative Agent shall have received:
a.    Counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Banks;
b.    Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of the Acquisition, and any other legal matters relating to the Acquisition, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and
c.    Such other documents and information as the Administrative Agent may reasonably request.
3.2    All legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Required Banks.

3.3    There has been no material adverse change in the business, assets, operations, performance or condition, financial or otherwise, of the Borrower and its subsidiaries taken as a whole, since the last day of the most recently audited financial year of the Borrower.
ARTICLE IV- GENERAL
4.1    Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
4.2    Counterparts. This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart hereof via facsimile or electronic means shall for all purposes be as effective as delivery of an original counterpart.
4.3    Severability of Provisions. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
4.4    Governing Law. This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.
4.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Banks and the successors and assigns of the Administrative Agent and the Banks.
4.6    Reference to and Effect on the Credit Agreement.
a.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
b.    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
c.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks, nor constitute a waiver of any provision of the Amended Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

d.     This Amendment shall constitute a Credit Document.

4.7    Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.
(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized representatives as of the day and year first above written.

BORROWER:
BLACK HILLS CORPORATION, a South Dakota corporation

By: /s/ Kimberly F. Nooney Name: Kimberly F. Nooney Title: Vice President - Treasurer

Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Bank

By: /s/ Justin Martin Name:Justin Martin Title: Authorized Officer

Amendment No. 1 to Credit Agreement

COBANK, ACB, as a Bank

By: /s/ John H. Kemper Name: John H. Kemper Title: Vice President

Amendment No. 1 to Credit Agreement

SCOTIABANK (IRELAND) LIMITED, as a Bank

By: /s/ Sue Foster Name: Sue Foster Title: Chief Executive Officer

By: /s/ M. Allen Name: M. Allen Title: Company Secretary

Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Thane Rattew Name: Thane Rattew Title: Managing Director

Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By: /s/ Maria Ferradas Name: Maria Ferradas Title: Vice President

Amendment No. 1 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ Christian Marcks Name: Christian Marcks Title: Vice President

Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A., as a Bank

By: /s/ Nick Brokke Name: Nick Brokke Title: Vice President

Amendment No. 1 to Credit Agreement

Exhibit A
Schedule 5.2 to the Credit Agreement

SCHEDULE 5.2
BLACK HILLS CORPORATION SUBSIDIARIES
As of 08/06/15

	Subsidiary Name	State of Origin	BHC’s Ownership	Description of Subsidiary’s Authorized Capital Stock, if not wholly owned	Material Subsidiary
1.	Black Hills Cabresto Pipeline, LLC	Delaware	100%	N/A	No
2.	Black Hills/Colorado Electric Utility Company, LP	Delaware	100%	N/A	Yes
3.	Black Hills/Colorado Gas Utility Company, LP	Delaware	100%	N/A	Yes
4.	Black Hills/Colorado Utility Company, LLC	Colorado	100%	N/A	Yes
5.	Black Hills/Colorado Utility Company II, LLC	Colorado	100%	N/A	Yes
6.	Black Hills Colorado IPP, LLC	South Dakota	100%	N/A	Yes
7.	Black Hills Electric Generation, LLC	South Dakota	100%	N/A	Yes
8.	Black Hills Exploration and Production, Inc.	Wyoming	100%	N/A	Yes
9.	Black Hills Gas Resources, Inc.	Colorado	100%	N/A	No
10.	Black Hills Gas Holdings Corp.	Colorado	100%	N/A	No
11.	Black Hills/Iowa Gas Utility Company, LLC	Delaware	100%	N/A	Yes
12.	Black Hills/Kansas Gas Utility Company, LLC	Kansas	100%	N/A	Yes
13.	Black Hills Midstream, LLC	South Dakota	100%	N/A	No
14.	Black Hills/Nebraska Gas Utility Company, LLC	Delaware	100%	N/A	Yes
15.	Black Hills Non-regulated Holdings, LLC	South Dakota	100%	N/A	Yes
16.	Black Hills Northwest Wyoming Gas Utility Company, LLC	Wyoming	100%	N/A	No
17.	Black Hills Plateau Production, LLC	Delaware	100%	N/A	No
18.	Black Hills Power, Inc.	South Dakota	100%	N/A	Yes
19.	Black Hills Service Company, LLC	South Dakota	100%	N/A	No
20.	Black Hills Shoshone Pipeline, LLC	Wyoming	100%	N/A	No
21.	Black Hills Utility Holdings, Inc.	South Dakota	100%	N/A	Yes
22.	Black Hills Wyoming, LLC	Wyoming	100%	N/A	No
23.	Cheyenne Light, Fuel and Power Company	Wyoming	100%	N/A	Yes
24.	Generation Development Company, LLC	South Dakota	100%	N/A	No
25.	Mallon Oil Company, Sucursal Costa Rica	Costa Rica	100%	N/A	No
26.	Wyodak Resources Development Corp.	Delaware	100%	N/A	No

Exhibit B
Schedule 7.14 to the Credit Agreement

SCHEDULE 7.14

EXISTING INVESTMENTS
As of 6/30/15

1.	The Borrower holds investments in life insurance policies and nonqualified deferred compensation plan accounts in the amount of $6,041,869.

2.	BHP holds investments in life insurance policies and nonqualified deferred compensation plan accounts in the amount of $4,680,943.

3.	Wyodak Resources Developmental Corp. holds investments in life insurance policies in the amount of $648,812.

4.	Black Hills Exploration and Production, Inc. holds investments in affiliates in the amount of $315,901.